EXHIBIT 10.4

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.

Warrant Number WCE xx

Void after 5:00 P.M. Las Vegas, Nevada time on the last day of the Exercise Period,

as defined in the Warrant

COMMON STOCK PURCHASE WARRANT

OF

POWER EFFICIENCY CORPORATION

This is to certify that, FOR VALUE RECEIVED,                      (the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Power Efficiency Corporation, a Delaware corporation (the “Company”), at twenty-four cents ($0.24) per share (the “Warrant Exercise Price”), calculated as provided below, One Million Forty-One Thousand Six Hundred Sixty-Seven (1,041,667) shares of common stock, par value $0.01 per share (the “Common Stock”). The Warrant Exercise Price is a price equal to the five-day average of the Closing Price of the shares of Common Stock on the OTC Bulletin Board on the last trading day immediately prior to the making of the initial Base Loan pursuant to the Loan Agreement, with a floor on the Warrant Exercise Price of Twenty Cents ($0.20). The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, have been calculated pursuant to paragraph 3 of the Loan Agreement and are hereinafter sometimes referred to as the “Warrant Shares.”

1. ISSUANCE OF WARRANT. This Warrant is being issued as part of the consideration paid for services provided in connection with the Base Loans made pursuant to the Loan Agreement (hereinafter defined). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. In addition, the following terms shall have the meanings set forth below:

“Closing Price” means, as of any date, the last bid price for the Common Stock as reported by the NASDAQ OTC Bulletin Board, or other principal exchange or electronic trading system on which the shares of Common Stock are quoted or traded.

“Exercise Period” shall mean the period commencing on the date hereof and ending at 5:00 p.m., Pacific Time on April 19, 2011.

“Loan Agreement” shall mean the Agreement between EMTUCK, LLC, as Lender, and the Company, as Borrower, providing for the making of the Base Loans and Additional Loans (as defined in the Loan Agreement).

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

2. EXERCISE OF WARRANT. A. Subject to the vesting of the exercisability of applicable Warrants in accordance with the terms of paragraph 3 of the Loan Agreement, this Warrant may be exercised in whole or in part at any time or from time to time from the date hereof until the end of the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Warrant Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then actually be delivered to the Holder. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within seven (7) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 8 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon exercise. All issuances of Common Stock pursuant to the exercise of this Warrant shall be rounded (up or down as the case may be) to the nearest whole share.

B. Cashless Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant in the manner set forth in this Section 2, the Holder may elect to exercise this Warrant or a portion hereof and to pay for the shares of Common Stock issuable upon such exercise by way of cashless exercise by surrendering this Warrant at the principal executive office of the Company, together with the Notice of Exercise attached hereto duly executed, in which event the Company shall issue to the Holder that number of shares of Common Stock of the Company computed using the following formula:

X =	Y (A - B)

A

Where	X	=	the number of shares of Common Stock to be issued to the Holder.

	Y	=	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

	A	=	the greater of: (i) the Closing Price of one share of Common Stock (on the date prior to such exercise) or (ii) the 10-day average of the closing bid price of the shares of Common Stock on the OTC Bulletin Board prior to such surrender.

	B	=	the Exercise Price (as adjusted to the date of such calculation).

If the above calculation results in a negative number, then no shares of Common Stock of the Company shall be issued or issuable upon conversion of this Warrant.

3. RESERVATION OF SHARES/FRACTIONAL SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. Instead, the Company will round up to the nearest whole share.

4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Warrant to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation of this Warrant at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, (and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification), and upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

5. RIGHTS AND OBLIGATIONS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. In addition, no provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (a) if the Company shall pay any dividend or make any distribution upon Common Stock, or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another entity, tender offer transaction for the Company’s Common Stock, sale, lease or transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, or (d) if the Company shall file a registration statement under the Securities Act, or amend an existing Registration Statement, on any form other than on Form S-4 or S-8 or any successor form, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten (10) days prior to the date specified in clauses (a), (b), (c) or (d), as the case may be, of this Section 6 a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, tender offer transaction, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, or (iii) such registration statement or amendment is to be filed with the SEC.

7. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing or surviving corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance of all or substantially all of the assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that (i) the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which could have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) the successor or acquiring entity shall expressly assume the due and punctual observance and performance of each covenant and condition of this Warrant to be performed and observed by the Company and all obligations and liabilities hereunder. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

8. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant, the Warrant Shares or any other security issued or issuable upon the exercise of this Warrant may not be sold or otherwise disposed of except as follows:

(a) to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt by the Company of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale or other disposition of such securities, which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition.

9. REGISTRATION. If the Company shall, after the date of the issuance of this Warrant, file a registration statement or amendment to an existing registration statement under the Securities Act as provided in Section 6(d) hereof, the Company shall use its best efforts to include the shares of Common Stock issuable on exercise of this Warrant in such registration statement or amended registration statement.

10. GOVERNING LAW; JURISDICTION. The corporate laws of the State of [Delaware] shall govern all issues concerning the relative rights of the Company and its stockholders. All issues concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of [Delaware] without giving effect to the principles of conflicts of law thereof. The parties hereto agree that venue in any and all actions and proceedings related to the subject matter of this Warrant shall be in the state and federal courts in and for Kent County, Delaware, which courts shall have exclusive jurisdiction for such purpose, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Service of process may be made in any manner recognized by such courts. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11. NOTICES. Except as provided in Section 6 hereof, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (Pacific time) on a Business Day, (b) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (c) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Power Efficiency Corporation

3960 Howard Hughes Parkway, Suite 460

Las Vegas, Nevada 89109

Attn: John (BJ) Lackland

Facsimile No.: (702) 697-0379

With a copy to:	Craig H. Norville, Esq.

Jones Vargas

3773 Howard Hughes Parkway, Third Floor South

Las Vegas, Nevada 89109

Facsimile No.: (702) 734-2722

If to the Holder	To the Address Set Forth In the Records of the Company

With copies to:	EMTUCK, LLC

One Hughes Center Drive

Suite 1004

Las Vegas, NV 89109

Facsimile No.: (702) 792-5445

Attn: Steven Strasser

12. PAYMENT OF TAXES. The Company will pay the cost of all applicable documentary stamp taxes, if any, attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

13. INCONSISTENCIES. To the extent there are any inconsistencies between the terms and provisions of this Warrant and the terms and provisions of the Loan Agreement, the terms and provisions of this Warrant shall govern and be controlling.

IN WITNESS WHEREOF, this Warrant has been duly executed as of April 19, 2006.

POWER EFFICIENCY CORPORATION

By:
Name:
Address:

EXHIBIT A

FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

To POWER EFFICIENCY CORPORATION:

(A) The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 2 of the Warrant with respect to                     (1) shares of the Common Stock, at an exercise price per share of Common Stock of $            , which the holder would be entitled to receive upon the cash exercise hereof, and requests that the certificates for the shares be issued in the name of, and delivered to, whose address is:

OR

(B) The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 2(B) of the Warrant with respect to                     (1) shares of the Common Stock, and hereby authorizes POWER EFFICIENCY CORPORATION to withhold              shares of Common Stock having a total value of $            , such value being determined in accordance with the terms of this Warrant, from the Shares otherwise to be received, and requests that the certificates for the shares be issued in the name of, and delivered to                     , whose address is:

Dated:

Print or Type Name

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

(1)	Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

PURCHASE FORM

Dated:                     , 20

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing              shares of Common Stock and hereby makes payment of $             in payment of the stated exercise price thereof. Schedule 1 attached hereto specifies the Warrant Shares from which the shares of Common Stock are being purchased and the Warrant Exercise Price(s) for such shares.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Please typewrite or print in block letters)

Signature:

Social Security or Employer Identification No.:

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                                                hereby sells, assigns and transfer unto:

Name:
(Please typewrite or print in block letters)

Address:

Social Security or Employer Identification No.:

The right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                      as attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                         , 200_.

Signature:

Signature Guaranteed: